UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2017

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

000-54716	20-0863354
(Commission File Number)	(IRS Employer Identification No.)

10006 Liatris Lane, Eden Prairie, MN 55347

(Address of principal executive offices and zip code)

952-237-7412

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Amendment of 2017 Notes

On August 18, 2017, NeuroOne Medical Technologies Corporation (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with Mohammad Jainal Bhuiyan and Vaal LLC Savings Plan f/b/o Haider Akmal, who are accredited investors (the “Subscribers”), pursuant to which the Company, in a private placement (the “Private Placement”), agreed to issue and sell to the Subscribers promissory notes (each, a “Note” and collectively, the “Notes”) maturing on February 18, 2018 (the “Original Maturity Date”) and warrants to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), with an initial exercise price of $1.80 per share (each, a “Warrant” and collectively, the “Warrants”).

The initial closing of the Private Placement was consummated on August 18, 2017, and, on that date, the Company issued Notes in an aggregate principal amount of $253,000 to the Subscribers and agreed, pursuant to the Subscription Agreement, to issue Warrants to purchase up to an aggregate of 126,500 shares of Common Stock to the Subscribers on the Original Maturity Date of the Notes (with each Subscriber entitled to receive a Warrant to purchase up to such number of shares of Common Stock equal to the principal amount of such Subscriber’s Note divided by two).

On November 30, 2017, (a) the Company and each Subscriber signed a written consent to amend each Note to (i) extend the Original Maturity Date of each Note to July 31, 2018 (the “New Maturity Date”) and (ii) to increase the number of shares of Common Stock issuable to the Subscribers on the New Maturity Date upon exercise of the Warrants to 189,750 shares (with each Subscriber entitled to receive a Warrant to purchase up to such number of shares of Common Stock equal to the amount of such Subscriber’s Note multiplied by 0.75), and (b) the Company executed and delivered to the Subscribers the First Amendment to Promissory Note by and between the Company and the Subscribers dated as of November 30, 2017 (the “Amendment”). Pursuant to Section 5.7 of the Notes, each Note may be amended with the written consent of the Company and the holder of such Note.

The foregoing summary description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 9.01.  Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	First Amendment to Promissory Note by and between the Company and the Subscribers, dated as of November 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

By:	/s/ DAVID ROSA
David Rosa Chief Executive Officer

 Dated: December 6, 2017

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